Exhibit 13.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 20-F of ART Advanced Research Technologies Inc. for the fiscal year ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Micheline Bouchard, Chief Executive Officer of ART Advanced Research Technologies Inc., certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ART Advanced Research Technologies Inc.

Date: November 14, 2003

                                    ART ADVANCED RESEARCH TECHNOLOGIES, INC.


                                    (s) Micheline Bouchard
                                    --------------------------------------------
                                    Name: Micheline Bouchard
                                    Title: President and Chief Executive Officer